[graphic omitted]

                                 LIBERTY NEWPORT
                               GLOBAL EQUITY FUND
                                SEMIANNUAL REPORT
                                 APRIL 30, 2001

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

[Photo of Stephen E. Gibson]

Dear Shareholders:

It has been a difficult market environment for international investors over the past six months. World stock markets were down across the board, reflecting US market declines. Often, such setbacks cause investors to consider changing portfolio holdings. During times like these, investors ask themselves and their financial advisors: is it time to buy more shares at a lower price, cut losses and sell, or wait and see what happens.

I have learned over the years as an investor that the temptation to sell shares often occurs around the time that the market begins to turn. While a market upturn does not always occur when expected, I have been surprised by the number of times that I could have made a serious mistake by selling after an investment has already declined.

While it can be tempting to make changes in the face of weak short-term performance, I encourage you to carefully weigh your current investment allocations in the context of a diversified, long-term investment strategy.

In this economic environment, portfolio managers Charles Roberts and Erik Gustafson are continuing to look for quality companies with visible and sustainable earnings outlooks, strong balance sheets and solid management teams. Their report, which details their investment strategies, follows this letter. I encourage you to read it.

     Sincerely,

 /s/ Stephen E. Gibson

     Stephen E. Gibson
     President
     June 15, 2001

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NET ASSET VALUE PER SHARE as of 4/30/01 ($)
      Class A                                                    12.79
      Class B                                                    12.63
      Class C                                                    12.64
DISTRIBUTIONS DECLARED PER SHARE
      11/1/00 - 4/30/01 ($)
      Class A                                                    2.140
      Class B                                                    2.140
      Class C                                                    2.140

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions.
--------------------------------------------------------------------------------

There can be no assurance that the trends described in this report will continue or come to pass because economic and market conditions change frequently.


                                                    ---------------------------
                                                    Not FDIC     May Lose Value
                                                               ----------------
                                                     Insured   No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Value of a $10,000 Investment
10/15/91 - 4/30/01

          CLASS A SHARES   CLASS A SHARES
          WITHOUT SALES      WITH SALES        MSCI         S&P Utility
              charge          charge        World Index        Index
--------------------------------------------------------------------------------
10/91        $10,000         $ 9,425         $10,000         $10,000
4/92          10,356           9,761           9,543          10,269
4/93          12,503          11,784          11,038          12,472
4/94          12,800          12,064          12,346          12,369
4/95          13,078          12,326          13,547          13,430
4/96          14,926          14,067          16,080          16,471
4/97          17,274          16,281          17,743          16,743
4/98          22,363          21,077          22,893          22,737
4/99          24,383          22,981          26,546          24,851
4/00          29,375          27,686          29,808          26,780
4/01          24,724          23,302          25,022          36,078

 VALUE OF A $10,000 INVESTMENT IN ALL
 SHARE CLASSES, 10/15/91 - 4/30/01 ($)

                                                              without   with
                                                               sales    sales
                                                              charge   charge
--------------------------------------------------------------------------------
Class A                                                       24,724   23,303
--------------------------------------------------------------------------------
Class B                                                       23,591   23,591
--------------------------------------------------------------------------------
Class C                                                       23,606   23,606

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

Returns and value of an investment will vary, resulting in a gain or loss on sale. The Morgan Stanley Capital International World Index (MSCI World Index) is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index (S&P Utilities Index) is an unmanaged index that tracks the performance of domestic utility stocks. Index performance is from October 31, 1991. Unlike the fund, indexes are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/01 (%)

Share class                          A                       B                      C
Inception date                    10/15/91                3/27/95                3/27/95
-------------------------------------------------------------------------------------------------------------------------
                              without          with     without        with       without     with
                                sales         sales       sales       sales         sales    sales
                               charge        charge      charge      charge        charge   charge
-------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)           -10.50        -15.64      -10.86      -14.71        -10.85   -11.62
-------------------------------------------------------------------------------------------------------------------------
1-year                         -15.80        -20.64      -16.46      -20.07        -16.50   -17.22
-------------------------------------------------------------------------------------------------------------------------
5-years                         10.63          9.32        9.77        9.49          9.78     9.78
-------------------------------------------------------------------------------------------------------------------------
Life of fund                     9.95          9.27        9.41        9.41          9.42     9.42

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/01 (%)

Share class                          A                       B                      C
-------------------------------------------------------------------------------------------------------------------------
                              without          with     without        with       without     with
                                sales         sales       sales       sales         sales    sales
                               charge        charge      charge      charge        charge   charge
-------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)           -19.04        -23.69      -19.36      -22.85        -19.42   -20.11
-------------------------------------------------------------------------------------------------------------------------
1-year                         -27.99        -32.13      -28.56      -31.64        -28.60   -29.22
-------------------------------------------------------------------------------------------------------------------------
5-years                          9.59          8.30        8.75        8.46          8.74     8.74
-------------------------------------------------------------------------------------------------------------------------
Life of fund                     9.29          8.61        8.76        8.76          8.76     8.76

Past performance cannot predict future investment results. Return and value of an investment will vary, resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

The fund initially commenced operations as the Liberty Financial Utilities Fund on October 15, 1991. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the fund.

Class B and C share performance information includes returns for the fund's class A shares (the oldest existing fund class with a similar expense structure) for periods prior to its inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and C shares would have been lower.

TOP 10 EQUITY HOLDINGS
AS OF 4/30/01 (%)

KINDER MORGAN ENERGY                                           3.0
EL PASO                                                        2.7
ENRON                                                          2.7
DUKE ENERGY                                                    2.5
DYNEGY                                                         2.5
CALPINE                                                        2.5
WILLIAMS COMPANIES                                             2.0
TYCO INTERNATIONAL                                             2.0
KINDER MORGAN                                                  1.9
COX COMMUNICATIONS                                             1.8

PORTFOLIO HOLDINGS ARE CALCULATED AS A PERCENTAGE OF TOTAL NET ASSETS. SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THE SAME PORTFOLIO HOLDINGS IN THE FUTURE.

BOUGHT

-------------------------------------------------------------------------------
ENRON CORPORATION (2.7% OF NET ASSETS)
ENRON CORPORATION IS A WELL-DIVERSIFIED ENERGY COMPANY. BESIDES BEING THE NUMBER ONE BUYER AND SELLER OF NATURAL GAS IN THE UNITED STATES, THE COMPANY ALSO MARKETS AND TRADES IN PAPER, COAL AND FIBER-OPTIC BANDWIDTH. WE BELIEVE THE COMPANY IS POSITIONED TO BENEFIT FROM POTENTIAL GROWTH OPPORTUNITIES IN POWER AND BROADBAND TRADING.

DUKE ENERGY CORPORATION (2.5% OF NET ASSETS)
HEADQUARTERED IN NORTH CAROLINA, DUKE ENERGY CORPORATION PROVIDES ENERGY TO APPROXIMATELY TWO MILLION CUSTOMERS IN NORTH AND SOUTH CAROLINA. BESIDES OPERATING AN 11,000-MILE INTERSTATE PIPELINE SYSTEM IN THE UNITED STATES, THE COMPANY HAS UNDERTAKEN PROJECTS IN AUSTRALIA AND LATIN AMERICA. AS AN ELECTRICITY SUPPLIER, THE COMPANY SELLS ITS EXCESS ELECTRICITY, TYPICALLY AT PEAK USAGE RATES. WE BELIEVE THAT DUKE ENERGY IS IN A GOOD POSITION TO BENEFIT FROM POSSIBLE GROWTH OPPORTUNITIES IN THE UTILITY SECTOR.

TOP FIVE COUNTRIES
AS OF 4/30/01 (%)

UNITED STATES                                     57.0
UNITED KINGDOM                                     9.2
JAPAN                                              8.4
FRANCE                                             5.2
GERMANY                                            3.4

COUNTRY BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF TOTAL NET ASSETS. SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO HOLD THESE SECURITIES OR INVEST IN THESE COUNTRIES IN THE FUTURE.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

FUND PERFORMANCE
For the six-month period that ended April 30, 2001, the class A shares of the Liberty Newport Global Equity Fund returned a negative 10.50% (unadjusted for sales charge). Fund performance was comparable to the negative 10.74% return of the MSCI World Index, the fund's primary benchmark. However, fund performance for this period trailed the positive 6.68% return of the fund's secondary benchmark, the S&P Utilities Index.

In the context of a weak global market, utilities stocks represented something of a relative haven for investors. Historically, reliable earnings, coupled with growing energy demand, have helped utilities outperform in their respective domestic markets. However, the domestic portion of the fund did hold some technology shares. Although the fund was underweighted in this sector, tech stocks were particularly sensitive to the lingering effects of the Federal Reserve Board's interest rate hikes throughout 2000, coupled with dramatic changes happening within that sector.

CHANGES IN FUND STRUCTURE
During this reporting period, shareholders of the Liberty Newport Global Equity Fund voted to merge into Liberty Newport Global Utilities Fund and change the name of the combined fund to Liberty Newport Global Equity Fund. The fund also changed its investment strategies. It can now invest at least 50% of its total assets in US and foreign securities of utility companies and up to 50% of its total assets in US and foreign equity securities and investment-grade debt securities not issued by utility companies.

EUROPEAN AND ASIAN UTILITIES PERFORMED WELL
The fund holds a diversified portfolio of electric power, transmission, gas and water utilities in many European countries including the United Kingdom, Germany, France and Italy. Deregulation is spreading across Europe and bringing lower prices, more competition and industry consolidation. For example, Powergen, an electric generating company based in the United Kingdom, is being acquired by one of Europe's largest utility companies, Germany's E.ON (0.7% of net assets). To comply with regulatory demands, E.ON is divesting itself of many of its non-utility interests as part of this transaction; a move which has been well received by the market.

In addition to the traditional utility companies, the fund has holdings in other regulated public service companies, such as British Airports Authority (0.6% of net assets). This company operates airports and derives income from landing fees and an override on in-airport retail sales. This is a capital-intensive but stable business, which gives exposure to the growth in air travel without the cyclicality of the airlines themselves.

Approximately 11% of the fund's net assets were invested in Asia with more than half of that in Japan. In Japan, where utility stocks have fared better than the overall stock market, the fund's holdings are concentrated in two gas distribution utilities, Tokyo Gas (1.2% of net assets) and Osaka Gas (1.3% of net assets). Both companies have stable earnings streams and reasonable valuations. In Greater China -- which includes the People's Republic of China, Hong Kong and Taiwan -- we have a position in Hong Kong & China Gas (0.9% of net assets). Our holdings in China include a power utility, the country's largest cell-phone operator and two toll-road companies.

OUTLOOK
In its efforts to avert a recession, the Federal Reserve Board has sharply reduced short-term interest rates. The European Central Bank is now beginning to follow suit. We think global economic activity will improve sometime later in the year. We believe this activity, coupled with a tax cut in the United States, should improve consumer sentiment and lead the market higher. However, market volatility may continue this summer if energy prices and supply complicate regional economies.

Accordingly we have positioned the domestic portion of the fund to benefit from strength in energy production. We believe that two decades of under-investment in energy infrastructure should result in years of strong growth in this sector. We also like the prospects for economically sensitive cyclical sectors like retail and media.

We will continue to focus on high quality growth companies to hold for the long term. We look for those companies with very strong management teams and a sound balance sheet. Currently, we are especially looking for companies with clear visibility of sales and earnings that are reasonably priced.

DIVIDEND PAYMENT SCHEDULE CHANGES
Effective June 1, 2001, the fund's dividend distribution will be paid annually instead of quarterly. Over the past few years, we have seen many of the fund's holdings, especially in the utilities sector, either reduce their dividend payments or become non-dividend-paying issues. With the potential income from dividends dwindling, it is not efficient for the fund to issue quarterly dividend checks. An annual distribution should result in a reduced expense to the fund. The fund's next dividend will be paid in December 2001.

/s/ Charles R. Roberts     /s/ Erik P. Gustafson

    Charles R. Roberts         Erik P. Gustafson

CHARLES R. ROBERTS is a managing director of Newport Fund Management, Inc. (Newport). He joined the firm in 1998. Prior to that, Mr. Roberts managed the European component of institutional international equity accounts first at Sit/Kim International and then at Progress Investment Management. He has 29 years of international equity management experience. ERIK P. GUSTAFSON is a senior vice president at Stein Roe & Farnham Incorporated. Prior to joining Stein Roe & Farnham in 1992, Mr. Gustafson was an attorney with the firm of Fowler, White et al. (Miami, Florida), where he was responsible for commercial and securities-related litigation.

Prior to the fund merger discussed herein, Charles R. Roberts and Scott B. Schermerhorn were the portfolio managers for Liberty Newport Global Utilities Fund. Charles R. Roberts and Erik P. Gustafson were portfolio managers of Liberty Newport Global Equity Fund.

Since the fund may invest a significant percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

INVESTMENT PORTFOLIO
April 30, 2001 (Unaudited)

COMMON STOCKS - 97.9%                                      SHARES         VALUE
-------------------------------------------------------------------------------

CONSTRUCTION - 0.8%

HEAVY CONSTRUCTION - 0.6%
Suez Lyonnaise des Eaux SA                                 10,000   $ 1,478,575
                                                                    -----------
SPECIAL TRADE CONTRACTORS - 0.2%
Zhejiang Expressway Co., Ltd. Class H                   2,036,000       425,521
                                                                    -----------
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 7.2%
DEPOSITORY INSTITUTIONS - 1.6%
Banco Itau SA Preference Shares                         5,660,000       455,580
Bank Hapoalim Ltd., GDR                                    29,000       362,500
HSBC Holdings PLC                                          59,400       782,589
Lloyds TSB Group PLC                                      200,000     2,078,803
                                                                    -----------
                                                                      3,679,472
                                                                    -----------
INSURANCE CARRIERS - 4.0%
AXA                                                         8,400       991,515
Allianz AG                                                  4,000     1,151,975
American International
  Group, Inc.                                              30,562     2,499,972
Citigroup, Inc.                                            61,200     3,007,980
International Nederlanden Groep                            24,560     1,677,715
                                                                    -----------
                                                                      9,329,157
                                                                    -----------
NONDEPOSITORY CREDIT INSTITUTIONS - 1.4%
Freddie Mac                                                50,000     3,290,000
                                                                    -----------
REAL ESTATE - 0.2%
Cheung Kong (Holdings) Ltd.                                37,000       412,740
                                                                    -----------
-------------------------------------------------------------------------------
MANUFACTURING - 28.3%
CHEMICALS & ALLIED PRODUCTS - 9.6%
AWG PLC                                                   135,000     1,054,949
Altana AG                                                  13,069     1,577,428
Aventis SA                                                 21,000     1,615,871
GlaxoSmithKline PLC                                        60,000     1,589,572
Novartis                                                    1,071     1,664,505
Pfizer, Inc.                                               75,000     3,247,500
Pharmacia Corp.                                            50,000     2,613,000
Roche Holding AG                                              188     1,350,366
Sanofi-Synthelabo SA                                       29,265     1,755,754
Schering AG                                                35,606     1,760,138
Serono SA, Bearer Shares                                      700       577,045
Takeda Chemical Industries Ltd.                            40,000     1,928,334
Teva Pharmaceuticals Industries Ltd., ADR                   4,300       234,135
UCB SA                                                     40,000     1,313,500
                                                                    -----------
                                                                     22,282,097
                                                                    -----------
CLEANING PRODUCTS & COSMETICS - 1.4%
Kao Corp.                                                  63,000     1,600,097
L'Oreal SA                                                 22,054     1,605,959
                                                                    -----------
                                                                      3,206,056
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 0.6%
Sony Corp.                                                 13,900     1,038,874
Telefonakteibolaget LM Ericsson                            45,791       294,436
                                                                    -----------
                                                                      1,333,310
                                                                    -----------
ELECTRICAL INDUSTRIAL EQUIPMENT - 1.3%
General Electric Co. (a)                                   47,300     2,295,469
STMicroelectronics N.V                                     15,811       637,766
                                                                    -----------
                                                                      2,933,235
                                                                    -----------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.2%
Spirent PLC                                                60,840       356,138
                                                                    -----------
ELECTRONIC COMPONENTS - 1.6%
Alcatel SA (a)                                              6,750       219,856
Electrocomponents PLC                                     100,000       869,269
Murata Manufacturing Co., Ltd.                             14,200     1,193,383
Rohm Co., Ltd.                                              3,200       564,264
Samsung Electronics GDS                                     9,100       839,930
                                                                    -----------
                                                                      3,686,702
                                                                    -----------
FABRICATED METAL - 0.8%
Italgas S.p.A                                             200,000     1,854,875
                                                                    -----------
FOOD & KINDRED PRODUCTS - 4.4%
Carrefour SA                                               20,000     1,154,638
Groupe Danone (a)                                           8,283     1,076,945
Grupo Modelo SA de CV                                     229,000       628,856
Heineken NV                                                30,961     1,606,083
Ito En Ltd.                                                25,400     1,551,160
Nestle AG, Registered Shares                                  795     1,646,187
Sociedad General de Aguas de Barcelona                    100,000     1,442,188
Unilever PLC                                              143,052     1,073,802
                                                                    -----------
                                                                     10,179,859
                                                                    -----------
MACHINERY & COMPUTER EQUIPMENT - 3.1%
Canon, Inc.                                                48,000     1,883,038
Cisco Systems, Inc. (a)                                   150,000     2,547,000
EMC Corp. (a)                                              70,000     2,772,000
McDATA Corp., Class A                                         (b)             7
                                                                    -----------
                                                                      7,202,045
                                                                    -----------
MEASURING & ANALYZING INSTRUMENTS - 1.0%
Medtronic, Inc.                                            50,000     2,230,000
                                                                    -----------
MISCELLANEOUS MANUFACTURING - 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR           28,000       678,720
Tyco International Ltd.                                    84,800     4,525,776
                                                                    -----------
                                                                      5,204,496
                                                                    -----------
PAPER PRODUCTS - 0.5%
TNT Post Group NV                                          50,000     1,178,156
                                                                    -----------
PETROLEUM REFINING - 0.9%
Concessioni e Costruzioni Autostrade S.p.A                344,541     2,123,031
                                                                    -----------
PRINTING & PUBLISHING - 0.7%
Singapore Press Holdings Ltd.                              45,000       516,333
Wolters Kluwer                                             37,545     1,038,955
                                                                    -----------
                                                                      1,555,288
                                                                    -----------
-------------------------------------------------------------------------------
MINING & ENERGY - 5.0%
OIL & GAS FIELD SERVICES - 5.0%
Edison S.p.A                                              100,000       967,641
Energy Service Co., Inc.                                   75,000     2,917,500
Gas Natural SDG SA                                         40,000       695,800
Osaka Gas Co., Ltd.                                     1,000,000     2,976,623
Scottish & Southern Energy PLC                            125,000     1,074,127
Tokyo Gas Co., Ltd.                                     1,000,000     2,806,762
                                                                    -----------
                                                                     11,438,453
                                                                    -----------
-------------------------------------------------------------------------------
RETAIL TRADE - 3.0%
GENERAL MERCHANDISE STORES - 2.3%
Dr. Reddy's Laboratories Ltd., ADR                         15,600       187,980
Seven-Eleven Japan Co., Ltd.                               33,000     1,604,222
Target Corp.                                              100,000     3,845,000
                                                                    -----------
                                                                      5,637,202
                                                                    -----------
MISCELLANEOUS RETAIL - 0.7%
Foster's Brewing Group Ltd.                               600,000     1,516,419
                                                                    -----------
-------------------------------------------------------------------------------
SERVICES - 6.1%
BUSINESS SERVICES - 0.5%
Capita Group PLC                                          175,000     1,237,919
                                                                    -----------
COMPUTER RELATED SERVICES - 1.5%
AOL Time Warner, Inc. (a)                                  70,000     3,535,000
                                                                    -----------
COMPUTER SOFTWARE - 3.4%
ASM Lithography Holding
  NV (a)                                                   25,406       671,925
Check Point Software Technologies Ltd. (a)                 19,855     1,245,504
Dimension Data Holdings PLC                               122,927       582,239
Microsoft Corp. (a)                                        30,000     2,032,500
Muenchener Rueckversicherungs-
  Gesellschaft AG,
  Registered Shares                                         3,501       992,730
SunGard Data Systems, Inc. (a)                             41,100     2,271,597
                                                                    -----------
                                                                      7,796,495
                                                                    -----------
FOOD SERVICES - 0.7%
Compass Group PLC (a)                                     200,000     1,533,496
                                                                    -----------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 46.4%
AIR TRANSPORTATION - 0.6%
British Airport Authority PLC                             150,000     1,306,341
                                                                    -----------
BROADCASTING - 1.2%
AT&T Corp-Liberty Media Group, Class A (a)                175,000     2,800,000
                                                                    -----------
CABLE & OTHER SERVICES - 1.8%
Cox Communications,
  Inc., Class A (a)                                        93,800     4,268,838
                                                                    -----------
COMMUNICATION SERVICES - 3.3%
China Telecom Ltd. (a)                                    341,000     1,740,464
Embratel Participacoes SA, ADR                             58,200       527,874
Korea Telecom Corp., ADR                                   14,500       400,635
Sprint Corp. (PCS Group) (a)                              100,000     2,563,000
Tele Norte Leste Participacoes SA, ADR                     25,469       445,198
Telecom Italia S.p.A                                            1             6
Western Wireless Corp.,
  Class A (a)                                              41,300     1,839,089
                                                                    -----------
                                                                      7,516,266
                                                                    -----------
COMMUNICATIONS - 1.7%
Viacom, Inc., Class B (a)                                  75,000     3,904,500
                                                                    -----------
ELECTRIC, GAS & SANITARY SERVICES - 5.0%
Calpine Corp. (a)                                         100,000     5,699,000
Dynegy, Inc.                                              100,000     5,785,000
                                                                    -----------
                                                                     11,484,000
                                                                    -----------
ELECTRIC SERVICES - 8.1%
Duke Energy Corp.                                         125,600     5,873,055
Electrabel SA                                               5,000     1,094,288
Endesa SA                                                 104,552     1,762,080
Huaneng Power International, Inc.                       1,092,000       640,574
Iberdrola SA                                              100,000     1,475,913
Mirage Resorts, Inc.                                       40,078     1,635,182
National Grid Group PLC                                   150,000     1,137,114
Red Electrica de Espana                                    60,000       553,268
Scottish Power PLC                                        190,020     1,202,061
Southern Co.                                              100,800     2,357,712
Union Electrica Fenosa SA                                  50,000       945,631
                                                                    -----------
                                                                     18,676,878
                                                                    -----------
GAS SERVICES - 14.7%
Centrica PLC                                              600,000     2,022,850
E.ON AG                                                    30,000     1,508,306
El Paso Corp.                                              92,100     6,336,480
Enron Corp.                                               100,000     6,272,000
Hong Kong & China Gas Co., Ltd.                         1,650,000     1,967,535
Kinder Morgan Energy Partners LP                          100,000     7,020,000
Kinder Morgan, Inc.                                        73,100     4,290,970
Williams Companies, Inc.                                  108,300     4,567,010
                                                                    -----------
                                                                     33,985,151
                                                                    -----------
RADIOTELEPHONE COMMUNICATIONS - 1.2%
NTT Mobile Communication Network, Inc.                        107     2,198,333
SK Telecom Co. Ltd., ADR                                   30,120       634,026
                                                                    -----------
                                                                      2,832,359
                                                                    -----------
SANITARY SERVICES - 1.0%
Severn Trent Water PLC                                    100,000       991,218
United Utilities PLC                                      150,000     1,296,988
                                                                    -----------
                                                                      2,288,206
                                                                    -----------
TELECOMMUNICATIONS - 7.8%
CIA Paranaense de Energia-Copel, ADR                       79,000       612,250
Electricidade de Portugal SA                              400,000     1,086,300
Enel S.p.A                                                300,000       982,196
Qwest Communications International, Inc.                   97,706     3,996,175
Telecom Italia Mobile S.p.A                               175,676     1,206,762
Telesp Celular Participacoes
  SA, ADR                                                  27,400       460,320
Vodafone AirTouch PLC                                     609,154     1,882,213
Williams Communications
  Group, Inc.                                              89,066       402,577
America Movil SA, ADR                                      27,500       506,000
Nokia Oyj (a)                                              38,390     1,321,960
SBC Communications, Inc.,
  Class A                                                  92,900     3,832,125
Telefonica de Espana                                       23,560     1,184,126
Telefonos de Mexico SA                                     13,800       477,480
                                                                    -----------
                                                                     17,950,484
                                                                    -----------
-------------------------------------------------------------------------------
WHOLESALE TRADE - 1.1%
NONDURABLE GOODS
RWE Akteingesellschaft                                     25,000       967,375
Vivendi Environnement                                      35,000     1,533,245
                                                                    -----------
                                                                      2,500,620
                                                                    -----------
Total Common Stocks
(cost of $203,044,135) (c)                                          226,149,380
                                                                    -----------
-------------------------------------------------------------------------------
SHORT - TERM OBLIGATIONS - 2.4%                              PAR
-------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd., dated
  04/30/01, due 05/01/01 at 4.47%, collateralized
  by U.S Treasury notes with various maturities
  to 2021, market value $5,509,780 (repurchase
  proceeds $5,441,676)                                $ 5,441,000     5,441,000
                                                                    -----------
OTHER ASSETS & LIABILITIES, NET - (0.3)%
                                                                       (652,510)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $230,937,870
                                                                   ------------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  Rounds to less than one.
(c)  Cost for federal income tax purposes is the same.

SUMMARY OF
SECURITIES BY
COUNTRY                 COUNTRY                     VALUE       % OF TOTAL
----------------------------------------------------------------------------
United States                                $126,164,129             55.8
United Kingdom                UK               21,289,098              9.4
Japan                         Ja               19,345,090              8.6
France                        Fr               12,070,124              5.3
Germany                        G                7,957,952              3.5
Italy                         It                7,134,511              3.2
Spain                         Sp                6,874,880              3.0
Netherlands                   Ne                6,172,834              2.7
Hong Kong                     HK                5,969,423              2.6
Switzerland                   Sz                5,238,103              2.3
Belgium                       Be                2,407,788              1.1
Australia                     Au                1,516,419              0.7
Finland                       Fi                1,321,960              0.6
Portugal                      Pt                1,086,300              0.5
Mexico                        Mx                  628,856              0.3
Singapore                     Si                  516,333              0.2
Brazil                        Bz                  455,580              0.2
                                              -----------             ----
                                             $226,149,380            100.0
                                              -----------             ----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ACRONYM                          NAME
-------                          ----
ADR                   American Depositary Receipt
GDR                   Global Depositary Receipt

See notes to investment portfolio.

-------------------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------------------
April 30, 2001 (Unaudited)

ASSETS
Investments at value (cost $203,044,135)                                      $ 226,149,380
Short-term obligations                                                            5,441,000
                                                                              -------------
                                                                                231,590,380
Cash including foreign currencies (cost of $68,950)       $       1,370
Receivable for:
  Investments sold                                            1,323,060
  Dividends                                                     533,228
  Interest                                                          675
  Deferred Trustees fee                                          10,746
Other Assets                                                     42,247           1,911,326
                                                          -------------       -------------
    Total Assets                                                                233,501,706
                                                                              -------------

LIABILITIES
Payable for:
Fund shares repurchased                                       2,197,358
Expense reimbursement due to Advisor                             37,934
Accrued:
  Management fee                                                 74,678
  Administrative fee                                             46,673
  Bookkeeping fee                                                 7,326
  Transfer Agent fee                                             50,282
  Trustees' fee                                                   1,100
  Custody fee                                                     3,000
  Merger fees                                                   145,485
                                                          -------------
    Total Liabilities                                                             2,563,836
                                                                              -------------
NET ASSETS                                                                    $ 230,937,870
                                                                              -------------
Net asset value & redemption price per share - Class A
  ($173,021,660/13,524,698)                                                   $       12.79(a)
                                                                              -------------
Maximum offering price per share - Class A
  ($12.79/0.9425)                                                             $       13.57(b)
                                                                              -------------
Net asset value & offering price per share - Class B
  ($55,549,123/4,397,691)                                                     $       12.63(a)
                                                                              -------------
Net asset value & offering price per share - Class C
  ($2,367,087/187,318)                                                        $       12.64(a)
                                                                              -------------

COMPOSITION OF NET ASSETS
Capital paid in                                           $ 201,130,994
Undistributed net investment income                             382,358
Accumulated net realized gain                                 6,406,500
Net unrealized appreciation/depreciation on:
  Investments                                                23,105,245
  Foreign currency transactions                                 (87,227)
                                                                              -------------
                                                                              $ 230,937,870
                                                                              -------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sale charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Six Months Ended April 30, 2001
(Unaudited)

INVESTMENT INCOME
Dividends                                                         $  1,500,941
Interest (net of $86,402 foreign taxes withheld)                       281,634
                                                                  ------------
    Total Investment Income                                          1,782,575

EXPENSES
Management fee                                    $    395,660
Administration fee                                     247,287
Service fee                                            248,375
Distribution fee -- Class B                            125,829
Distribution fee -- Class C                              5,925
Transfer agent fee                                     237,000
Bookkeeping fee                                         44,000
Trustees' fee                                            6,100
Custodian fee                                           18,000
Merger fees                                             20,213
Other fees                                              37,064
                                                  ------------
                                                                     1,385,453
                                                                  ------------
    Net Investment Income                                              397,122
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                        6,376,072
  Foreign currency transactions                        327,257
                                                  ------------
    Net Realized Gain                                                6,703,329

Net change in unrealized appreciation/
  depreciation during the period                   (32,335,863)
                                                  ------------
    Net Loss                                                       (25,632,534)
                                                                  ------------
Decrease in Net Assets from Operations                            $(25,235,412)
                                                                  ------------

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED         YEAR ENDED
                                                  APRIL 30,      OCTOBER 31,
------------------------------------------------------------------------------
                                                     2001            2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income                           $     397,122   $     388,400
Net realized gain                                   6,703,329      28,937,168
Net change in unrealized appreciation/
  depreciation                                    (32,335,863)    (14,524,000)
                                                -------------   -------------
    Net Increase (Decrease) from Operations       (25,235,412)     14,801,568
                                                -------------   -------------

DISTRIBUTIONS:
From net investment income - Class A                        --       (122,627)
From net realized gains -
  Class A                                         (21,587,193)    (17,467,186)
From net investment income -
  Class B                                                   --         (4,745)
From net realized gains -
  Class B                                          (2,064,821)       (786,048)
From net investment income - Class C                        --           (405)
From net realized gains -
  Class C                                            (136,598)       (119,428)
                                                -------------   -------------
                                                  (49,024,024)     (3,698,871)
                                                -------------   -------------

FUND SHARE TRANSACTIONS:
Receipts for shares sold -
  Class A                                           6,851,232      26,299,645
Receipts for shares issued in connection with a
  tax-free transfer of assets from a merger -
  Class A                                          81,686,960              --
Value of distributions reinvested - Class A        20,710,923      17,044,962
Cost of shares repurchased
  - Class A                                       (57,074,566)    (45,444,572)
                                                -------------   -------------
                                                   52,174,549      (2,099,965)
                                                -------------   -------------
Receipts for shares sold -
  Class B                                          35,757,966      10,676,944
Receipts for shares issued in connection with a
  tax-free transfer of assets from a merger -
  Class B                                          11,651,945              --
Value of distributions reinvested - Class B         1,929,312         750,418
Cost of shares repurchased
  - Class B                                        (9,141,987)     (2,610,597)
                                                -------------   -------------
                                                   40,197,236       8,816,765
                                                -------------   -------------
Receipts for shares sold -
  Class C                                           1,211,123         386,813
Receipts for shares issued in connection with a
  tax-free transfer of assets from a merger -
  Class C                                             480,039              --
Value of distributions reinvested - Class C           117,615         109,958
Cost of shares repurchased
  - Class C                                          (354,677)       (684,549)
                                                -------------   -------------
                                                    1,454,100        (187,778)
                                                -------------   -------------
Net Increase from Fund Share Transactions       $  93,825,885    $  6,529,022
                                                -------------   -------------
    Total Increase                                 44,801,861       2,830,151
NET ASSETS
Beginning of period                               186,136,009     183,305,858
                                                -------------   -------------
End of period (Including undistributed net
  investment income and accumulated net
  investment loss of $382,358 and ($14,764),
  respectively)                                 $ 230,937,870   $ 186,136,009
                                                -------------   -------------
NUMBER OF FUND SHARES:
Sold - Class A                                      3,131,196       1,497,322
Issued in connection with a tax-free transfer of
  assets from a merger - Class A                    2,861,853              --
Issued for distributions reinvested - Class A       1,502,851       1,000,716
Repurchased - Class A                              (4,249,192)     (2,574,957)
                                                -------------   -------------
                                                    3,246,708         (76,919)
                                                -------------   -------------
Sold - Class B                                        127,769         592,902
Issued in connection with a tax-free transfer of
  assets from a merger - Class B                    3,914,684              --
Issued for distributions reinvested - Class B         141,992          44,067
Repurchased - Class B                                (726,577)       (148,074)
                                                -------------   -------------
                                                    3,457,868         488,895
                                                -------------   -------------
Sold - Class C                                          9,768          21,809
Issued in connection with a tax-free transfer of
  assets from a merger - Class C                      134,222              --
Issued for distributions reinvested - Class C           8,625           6,462
Repurchased - Class C                                 (28,084)        (36,183)
                                                -------------   -------------
                                                      124,531          (7,912)
                                                -------------   -------------

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENT
--------------------------------------------------------------------------------

April 30, 2001 (Unaudited)

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION

Liberty Newport Global Equity Fund (the "Fund"), a series of Liberty Funds Trust III, (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth of capital and income. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class C. Class A shares are sold with a front end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased, Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

On February 2, 2001, Liberty Newport Global Equity Fund merged into Liberty Newport Global Utilities Fund, which subsequently changed its name to Liberty Newport Global Equity Fund as follows:

                                     MUTUAL FUND
SHARES                                NET ASSETS              UNREALIZED
ISSUED                                 RECEIVED            APPRECIATION(1)
--------------------------------------------------------------------------------
6,910,759                            $93,818,944             $13,076,843

                                   NET ASSETS OF            NET ASSETS OF
       NET ASSETS OF            (OTHER MUTUAL FUND)            THE FUND
      THE FUND PRIOR             IMMEDIATELY PRIOR        IMMEDIATELY AFTER
      TO COMBINATION              TO COMBINATION             COMBINATION
--------------------------------------------------------------------------------
       $169,091,779                 $93,818,944              $262,910,723
(1) Unrealized appreciation is included in the Mutual Fund Net Assets received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income, and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.40% annually of the Fund's average net assets.

ADMINISTRATOR FEE
Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services and office facilities for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Administrator provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

    Average Net Assets                                       Annual Fee Rate
    ------------------                                       ---------------
    First $50 million                                          No charge
    Next $950 million                                             0.035%
    Next $1 billion                                               0.025%
    Next $1 billion                                               0.015%
    Over $3 billion                                               0.001%

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the six months ended April 30, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $4,501 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $189, $46,418 and $252 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY

For the six months ended April 30, 2001, purchases and sales of investments, other than short-term obligations, were $116,402,280 and $129,935,476 respectively.

Unrealized appreciation (depreciation) at April 30, 2001, based on cost of investments for federal income tax purposes was approximately:

    Gross unrealized appreciation                               $34,432,797
    Gross unrealized depreciation                               (11,327,552)
                                                                 ----------

        Net unrealized appreciation                             $23,105,245
                                                                 ----------

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the six months ended April 30, 2001.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                  (UNAUDITED)
                                                                        SIX MONTHS ENDED APRIL 30, 2001
                                                             -----------------------------------------------------
                                                               CLASS A              CLASS B              CLASS C
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  16.51             $  16.39             $  16.40
                                                                --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                                    0.04                (0.01)               (0.01)
Net realized and unrealized loss                                   (1.62)               (1.61)               (1.61)
                                                                --------             --------             --------
    Total from Investment Operations                               (1.58)               (1.62)               (1.62)
                                                                --------             --------             --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                            (2.14)               (2.14)               (2.14)
                                                                --------             --------             --------
NET ASSET VALUE, END OF PERIOD                                  $  12.79             $  12.63             $  12.64
                                                                --------             --------             --------
Total return (b)(c)                                              (10.50%)             (10.86%)             (10.85%)
                                                                --------             --------             --------
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                       1.27%                2.02%                2.02%
Net investment income (loss) (d)                                   0.54%              (0.21)%              (0.21)%
Portfolio turnover (c)                                               61%                  61%                  61%
Net assets, at end of period (000)                              $173,022              $55,549             $  2,367

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return and net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) Annualized.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CONT'D
--------------------------------------------------------------------------------

                                                                       YEAR ENDED OCTOBER 31, 2000
                                                          --------------------------------------------------------
                                                            CLASS A               CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  16.85              $  16.84              $  16.84
                                                              --------              --------              --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                                  0.04                 (0.09)                (0.09)
Net realized and unrealized gain                                  1.34                  1.33                  1.34
                                                              --------              --------              --------
    Total from Investment Operations                              1.38                  1.24                  1.25
                                                              --------              --------              --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.01)                (0.01)                (0.01)
From net realized gains                                          (1.71)                (1.68)                (1.68)
                                                              --------              --------              --------
      Total Distributions Declared to Shareholders               (1.72)                (1.69)                (1.69)
                                                              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                                $  16.51              $  16.39              $  16.40
                                                              --------              --------              --------
Total return (b)                                                 7.89%                 6.97%                 7.03%
RATIOS TO AVERAGE NET ASSETS
Expenses (c)(d)                                                  1.23%                 1.98%                 1.98%
Net investment income (loss) (c)(d)                              0.20%               (0.55)%               (0.55)%
Portfolio turnover                                                 63%                   63%                   63%
Net assets at end of period (000)                             $169,701               $15,405              $  1,030

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CONT'D
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


                                        YEAR ENDED OCTOBER 31, 1999                         YEAR ENDED OCTOBER 31, 1998
                               ---------------------------------------------         -----------------------------------------
                                 CLASS A          CLASS B          CLASS C             CLASS A        CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $  14.92         $  14.91         $  14.92            $  13.72       $  13.72       $  13.72
                                  --------         --------         --------            --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)          0.20             0.07             0.07                0.24           0.12           0.12
Net realized and unrealized gain      2.47             2.48             2.47                2.13           2.13           2.14
                                  --------         --------         --------            --------       --------       --------
    Total from Investment
      Operations                      2.67             2.55             2.54                2.37           2.25           2.26
                                  --------         --------         --------            --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income           (0.16)           (0.04)           (0.04)              (0.25)         (0.14)         (0.14)
From net realized gains              (0.58)           (0.58)           (0.58)              (0.92)         (0.92)         (0.92)
                                  --------         --------         --------            --------       --------       --------
  Total Distributions
    Declared to Shareholders         (0.74)           (0.62)           (0.62)              (1.17)         (1.06)         (1.06)
                                  --------         --------         --------            --------       --------       --------
NET ASSET VALUE, END OF PERIOD    $  16.85         $  16.84         $  16.84            $  14.92       $  14.91       $  14.92
                                  --------         --------         --------            --------       --------       --------
Total return (c)                    18.31%           17.50%           17.42%              18.09%         17.12%         17.20%
                                  --------         --------         --------            --------       --------       --------
RATIOS TO AVERAGE NET ASSETS
Expenses (b)(d)                      1.33%            2.08%            2.08%               1.30%          2.05%          2.05%
Net investment income (b)(d)         1.21%            0.46%            0.46%               1.58%          0.83%          0.83%
Portfolio turnover                     43%              43%              43%                 48%(e)         48%(e)         48%(e)
Net assets at end of period (000) $174,521         $  7,594         $  1,191            $165,566       $  4,957       $   970

(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) Portfolio turnover disclosed is for LFC Utilities Trust.

                                        YEAR ENDED OCTOBER 31, 1997                         YEAR ENDED OCTOBER 31, 1996
                               ---------------------------------------------         -----------------------------------------
                                 CLASS A          CLASS B         CLASS C(a)           CLASS A        CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $  12.00         $  12.01         $  12.00            $  11.08       $  11.08       $  11.08
                                  --------         --------         --------            --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)          0.33             0.23             0.23                0.43           0.34           0.34
Net realized and unrealized
gain                                  1.74             1.73             1.74                0.88           0.89           0.88
                                  --------         --------         --------            --------       --------       --------
    Total from Investment
        Operations                    2.07             1.96             1.97                1.31           1.23           1.22
                                  --------         --------         --------            --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income           (0.35)           (0.25)           (0.25)              (0.39)         (0.30)         (0.30)
                                  --------         --------         --------            --------       --------       --------
NET ASSET VALUE, END OF PERIOD    $  13.72         $  13.72         $  13.72            $  12.00       $  12.01       $  12.00
                                  --------         --------         --------            --------       --------       --------
Total return (d)                    17.40%           16.43%           16.53%              11.99%         11.25%         11.16%
                                  --------         --------         --------            --------       --------       --------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)                      1.31%            2.06%            2.06%               1.38%          2.13%          2.13%
Net investment income (c)(e)         2.46%            1.71%            1.71%               3.70%          2.95%          2.95%
Portfolio turnover (f)                 48%              48%              48%                 34%            34%            34%
Net assets at end of period
  (000)                           $162,267         $  3,243           $  818            $169,840       $  1,538         $  584
(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Portfolio turnover disclosed is for LFC Utilities Trust.


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

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President  and Director of Itek
Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Newport Global Equity Fund is:

Liberty Funds Services, Inc.
PO Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call ~800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Global Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

SEMIANNUAL REPORT:
Liberty Newport Global Equity Fund

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial ~freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.


LIBERTY NEWPORT GLOBAL EQUITY FUND  SEMIANNUAL REPORT, APRIL 30, 2001

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